Leland Real Asset Opportunities Fund

(f/k/a Good Harbor Tactical Equity Income Fund)

Class	A	Shares	GHTAX
Class	C	Shares	GHTCX
Class	I	Shares	GHTIX

(a series of Northern Lights Fund Trust III)

Supplement dated September 4, 2020 to

the Prospectus and Statement of Additional Information dated February 1, 2020, as supplemented

Please be advised, that all shareholders of the Leland Real Asset Opportunities Fund (the “Fund”) will be redeemed on or about September 18, 2020 (“Redemption Date). The Redemption Date was extended from August 31, 2020 in order to fully wind down Fund operations.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-855-535-2631 (1-855-Leland1).

This Supplement and the Prospectus and Statement of Additional Information dated February 1, 2020, as supplemented, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-855-535-2631 (1-855-Leland1).